EXHIBIT 10.1

                            ASSET PURCHASE AGREEMENT
                            ------------------------


THIS  AGREEMENT  dated  for  reference  the  9th  day  of  May,  2002


BETWEEN:

     RX  TECHNOLOGY,  INC.,  2264  Seventh Street, Mandeville, Louisiana, U.S.A.
     ---------------------   70471

     (the  "Vendor")

AND: GRAVITAS DIGITAL COMMUNICATIONS, INC.  659A Moberly Road, Vancouver,
     ------------------------------------- British Columbia, Canada V5Z 4B2
     (the  "Purchaser")


WITNESSES  THAT  WHEREAS:

A. The Vendor carries on the business (the "Business") of designing, integrating, deploying, operating and supporting revenue generating digital imaging business sites that compliment highest-traffic/highest speed rides at theme parks for the capture, digitizing, manipulation and display of images of riders for sale to those riders; and

B. The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor the Business and certain of the property, assets and undertaking of the Vendor on the terms and conditions set forth in this Agreement;


NOW THEREFORE in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and in consideration of Ten Dollars (US$10.00) (United States currency) now paid by each party to each of the other parties (the receipt and sufficiency of which is hereby acknowledged by each party), the parties represent, warrant, covenant and agree as follows:

1.0     PURCHASE  AND  SALE
        -------------------

1.1 Subject to the terms and conditions of this Agreement, at the Closing (hereinafter defined) the Vendor will sell, transfer and assign to the Purchaser, free and clear of all liens, charges and encumbrances except as may be specifically permitted hereby, and the Purchaser will purchase from the Vendor, the Business and, except as provided in Section 1.2, all property, assets and undertaking of the Vendor of every kind and description and wherever situate (collectively, the "Business Assets"), including without limitation:

                                      -2-
     (a) all chattels, equipment, fixtures, furnishings, machinery, vehicles and supplies used in connection with the Business as at the date of this Agreement, including without limitation the items described in that certain appraisal by _Valuation Technology, dated December 2001 (the "Equipment");

     (b) all right, title, benefit and interest in and under all contracts, engagements and commitments, whether oral or written, which the Vendor is entitled to or possessed of in connection with the Business including without limitation all leases of real property and all contracts of insurance (collectively the "Material Contracts")previously ;

     (c) cash on hand or on deposit at the commencement of business on the Closing Date (hereinafter defined) and all accounts receivable, trade accounts, notes receivable and other debts owing to the Vendor on account of the Business, and the full benefit of all securities for such accounts, notes or debts (the "Receivables");

     (d) all customer lists, marketing materials, brochures, samples, price lists, accounting and other books and records, and all other information, correspondence, documents, and material relating to the Business;

     (e) all current trade secrets, proprietary information, technical data and materials, knowledge, know-how, show-how and techniques relating to the Business (including all proprietary computer software, programs and codes, binary or otherwise) all right, title and interest of the Vendor in and to all registered and unregistered patents, trademarks, trade or brand names, copyrights, designs, restrictive covenants and other industrial or intellectual property owned by the Vendor and/or used in connection with the Business (the "Intangible Property");

     (f) all expenses prepaid by or on behalf of the Vendor in connection with the Business;

     (g) all permits, licenses, consents, authorizations, and approvals relating to the Business;

     (h) any "websites" related to the Business, meaning any series of interconnected web pages having home pages that can be reached at one or more Uniform Resource Locator ("URL") addresses and the world-wide web domains having those URL addresses; and

     (i) the goodwill of the Business together with the exclusive right of the Purchaser to represent itself as carrying on the Business in succession to the Vendor and the right to use "RX" in any business or corporate name or names used in association with the Business and such future businesses as may be carried on by the Purchaser (including without limitation "RX Imaging") (collectively the "Goodwill"); provided that the Purchaser shall have no right to use "RX Technologies" or "RX Technology" in any such names.

1.2 All inquiries respecting the sale of goods received by the Vendor and not confirmed by contractual commitment will be deemed to be assigned to the Purchaser at the Closing (hereinafter defined), to be accepted, confirmed or withdrawn or otherwise acted upon by the Purchaser in its own name, for its own account and in accordance with its own business judgment.

2.0     PURCHASE  PRICE
        ---------------

2.1 The purchase price payable by the Purchaser to the Vendor for the Business Assets will be that amount (the "Purchase Price") which is equal to:

     (a)  US$1,176,413  (the  "Cash  Portion  of  the  Purchase  Price");  plus


     (b) that amount (the "Assumed Indebtedness") which is equal to the lesser of:

          (i) the Vendor's actual liabilities on the Closing Date, specifically excluding the full amount of any debts or obligations to Rex Gay or Michael Schulman; and

          (ii) US  $4,000,000.

2.2 The Vendor acknowledges and agrees that the Cash Portion of the Purchase Price has been calculated on the basis of the Vendor's representations to the effect that the Vendor's aggregate liabilities on Closing (excluding any debts or obligations to Rex Gay or Michael Schulman) will not exceed that amount which is equal to the value of the Business Assets plus US$1,176,413.


3.0     ALLOCATION  OF  PURCHASE  PRICE
        -------------------------------

3.1 The Purchase Price will be allocated among the various items comprising the Business Assets (including goodwill) as may be determined by the Purchaser on advice from its auditor.


4.0     PAYMENT  OF  THE  PURCHASE  PRICE
        ---------------------------------

4.1     The  Purchase  Price  will  be  paid  as  follows:

     (a) on Closing, that amount of the Purchase Price which is equal to the Assumed Indebtedness, by the assumption by the Purchaser of the Assumed Indebtedness; and

     (b) on or before October 31, 2002, the Cash Portion of the Purchase Price, without interest thereon, in cash or by bank draft or, at the option (the "Conversion Option") of the Purchaser, by issuance and delivery of that number of shares in the capital of the Purchaser which is equal to the quotient obtained by dividing US$1,176,413 by the fair market value of one of the Purchaser's common shares as at the date of exercise of the Conversion Option, as determined by a qualified independent business valuator selected by the Purchaser, with the result that, for example, if the fair market value of the Purchaser's common shares as at the date of exercise of the Conversion Option is US$1.00, the Purchaser would receive 1,176,413 common shares of the Purchaser.

4.2 The Conversion Option may be exercised by the Purchaser by notice in writing to the Vendor at any time on or before October 31, 2002, and in such event the Purchaser shall proceed to obtain the required valuation of the issued and outstanding shares of the Purchaser and, forthwith upon receipt of such valuation, issue to the Vendor the common shares of the Purchaser to which the Vendor is entitled in full and final satisfaction of the Purchase Price.


5.0     CLOSING  AND  POSSESSION
        ------------------------

5.1 The completion of the transactions contemplated hereby (the "Closing") will take place at 10:00 a.m. local time on the 3rd day of May, 2002 (the "Closing Date") at the offices of Holmes & King, Barristers & Solicitors, 1300 - 1111 West Georgia Street, Vancover, British Columbia, Canada, or at such other place, date, and time as may be mutually agreed upon by the parties hereto.

5.2 The Vendor will deliver possession of the Business Assets, free of any other claim to possession and any tenancies, to the Purchaser on the Closing Date.


6.0     CONFIDENTIALITY  AND  NON-COMPETITION
        -------------------------------------

6.1 The Vendor will treat all non-public aspects of the Business and the Business Assets as strictly confidential and will not disclose or communicate or cause to be disclosed or communicated non-public aspects of the Business or the Business Assets to any person except as may be consented to in writing by the Purchaser.

6.2 The Vendor will initiate and maintain an appropriate internal program limiting the internal distribution of non-public aspects of the Business and the Business Assets to its directors, officers, employees, servants and agents on a "need to know" basis, and will obtain appropriate non-disclosure agreements from any and all persons who may have access to non-public aspects of the Business and the Business Assets.

6.3 After Closing, the Vendor will not directly or indirectly participate in any business which is in direct competition with the Business, and will not use any information respecting customers and potential customers in direct or indirect competition with the Purchaser; and without limiting the generality of the foregoing, the Vendor will not:

     (a) carry on any portion of the Business or use or otherwise exploit, directly or indirectly, any Business Asset;

     (b) permit the use or other exploitation of any Business Asset by any director, officer, employee, contractor or agent of the Vendor; or

     (c) copy, reproduce in any form or store in any retrieval system or data base any Intangible Property.


7.0     ASSUMPTION  OF  LIABILITY
        -------------------------

7.1 From and after the Closing, subject to the terms and conditions of this Agreement, the Purchaser will assume the Assumed Indebtedness.

7.2 From and after the Closing the Purchaser will assume, perform, and discharge the Vendor's obligations and liabilities in respect of the Material Contracts.

7.3 From and after the Closing the Vendor and the Purchaser will make reasonable efforts to obtain the release of the Vendor and, as may be applicable, Rex Gay and Michael Schulman (the "Principals"), of their respective obligations in respect of the Assumed Indebtedness and the Material Contracts.

7.4 Notwithstanding any other provision of this Agreement, the Purchaser shall have the right to negotiate with creditors of the Vendor, before or after Closing, for a reduction, settlement and/or extension of time for payment of all or any portion of the Assumed Indebtedness on such terms and conditions as may be acceptable to the Purchaser and such creditor; and any such agreement or arrangement shall not affect the rights or obligations of either the Vendor or the Purchaser under this Agreement.


8.0     REPRESENTATIONS  OF  THE  VENDOR
        --------------------------------

                                      -6-
8.1 The Vendor represents and warrants to the Purchaser, with the intent that the Purchaser shall rely upon such representations and warranties in concluding the transactions contemplated hereby, that:

     (a) the Vendor is a corporation duly incorporated, valid existing, and in good standing under the laws of Nevada, and has the power, authority, and capacity to carry on the Business as presently conducted and to enter into this Agreement and carry out its terms;

     (b) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms;

     (c) the Vendor has previously disclosed to the Purchaser in writing all material particulars relating to employment or engagement of any officers, directors, employees, and agents of the Vendor including particulars of any contacts, engagements, or commitments, whether oral or written, respecting bonuses, commissions, pensions, profit sharing, health benefits, group insurance and other such benefits;

     (d) except as previously disclosed by the Vendor to the Purchaser in writing, every employee of the Business may be lawfully dismissed on thirty-days' notice and such dismissal would not give rise to any rights or valid claims for severance or termination pay or like compensation;

     (e) the Vendor is not a party to any collective agreement relating to the Business with any union, association of employees, or bargaining agent, and no part of the Business is bound by any such collective agreement or has been certified as a unit appropriate for collective bargaining;

     (f) except as will be remedied by those consents, approvals, releases and discharges which will be delivered by the Vendor at Closing, neither the execution and delivery of this Agreement nor the performance of the Vendor's obligations hereunder will:

          (i) violate or constitute default under the constating documents, by-laws, or articles of the Vendor, any order, decree, judgment, statute, by-law, rule, regulation, or restriction applicable to the Vendor, the Business or any of the Business Assets, or any contract, agreement, instrument, covenant, mortgage or security to which the Vendor is a party or which is binding upon the Vendor,

          (ii) give any person the right to terminate or cancel any contract, agreement, instrument, covenant, mortgage or security in favor of the Vendor,

          (iii) result in any fees, duties, taxes, assessments, penalties or other amounts becoming due or payable, or

          (iv) give rise to acceleration of the time for payment of any moneys payable or for the performance of any obligation to be performed by the Vendor;

     (g) the Vendor owns and possesses and has good and marketable title to the Business Assets, free and clear of all liens, charges, and encumbrances of every kind and nature whatsoever, except as previously disclosed by the Vendor to the Purchaser in writing, and the Receivables of the Vendor (currently estimated at US$ $75,000.00) are good and collectible;

     (h) reasonable wear and tear excepted, the Business Assets are in good working order and in a functional state of repair and to the best of the knowledge of the Vendor have no latent defects;

     (i) with the exception of the items excluded by Section 1.02, the Business Assets comprise all property and assets used by the Vendor in connection with the Business;

     (j) except as previously disclosed by the Vendor to the Purchaser in writing, the Vendor does not have any indebtedness which might be operation of law or otherwise now or hereafter constitute a lien, charge, or encumbrance upon any of the Business Assets;

     (k) the Vendor has previously disclosed to the Purchaser in writing all contracts, engagements and commitments, whether oral or written, relating to the Business or the Business Assets including in particular contracts, engagements, and commitments:

          (i)    out  of  the  ordinary  course  of  Business;

          (ii) which entail payments in excess of US$1,000 during any one-year period;

          (iii) respecting ownership of or title to any interest or claim in or to any real or personal property; and

          (iv)    respecting  Intangible  Property;

(l) the Vendor has previously provided to the Purchaser in writing an accurate and complete description of all Material Contracts and, except as previously disclosed by the Vendor to the Purchaser in writing:

     (i) there has not been any default in any obligation or liability in respect of such contracts, engagements, or commitments;

     (ii) there has not been any amendment, modification, variation, surrender, or release of such contracts, engagements, and commitments; and

     (iii) each of such contracts, engagements, and commitments is in good standing and in full force and effect;

(m) the Vendor has previously provided to the Purchaser in writing an accurate and complete description of all instruments evidencing or relating to, and all material particulars of, the Assumed Indebtedness including the amounts thereof or, where the exact amount cannot be obtained, reasonably accurate estimates thereof, and the material terms of payment or repayment and interest rates applicable thereto;

(n) the amount of Assumed Indebtedness as at the Closing Date will not exceed US$4,000,000 and will not include any indebtedness or obligation to either Rex Gay or Michael Schulman;

(o) all licenses and permits required for the conduct in the ordinary course of the operations of the Business and the uses to which the Business Assets have been put have been obtained and are in good standing and such conduct and uses are in compliance with such licenses and permits and with all laws, zoning and other bylaws, building and other restrictions, rules, regulations and ordinances applicable to the Business and the Business Assets, and neither the execution and delivery of this Agreement nor the completion of the purchase and sale hereby contemplated will give any person the right to terminate or cancel such licenses or permits or affect such compliance;

(p) there is no basis for and there is no action, suit, litigation, investigation, arbitration proceeding, governmental proceeding or other proceedings (including appeals and applications for review) outstanding, pending, threatened against or involving, affecting or possibly affecting the Vendor, the Business or the Business Assets; or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, officer, instrumentality or arbitrator, which, if determined adversely to the Vendor, might adversely affect the ability of the Vendor to enter into this Agreement or to consummate the transactions contemplated hereby, or adversely affect title to any of the Business Assets, at law or in equity, or the Vendor's ability to dispose of the Business Assets or any of them, in its sole discretion; or any investigations, complaints, orders, directives or notices of defect or non-compliance by or before any court, governmental or domestic commission, department, board, tribunal, or authority, or administrative, licensing, or regulatory agency, body, or officer issued, pending, or threatened against the Vendor or in respect of the Business or any of the Business Assets;

(q) the budgets for capital expenditures provided to the Purchaser in respect of future operations are fair and reasonable

(r) the facts contained in all "due diligence" and other disclosure materials provided by the Vendor to the Purchaser or otherwise made public by the Vendor are substantially true and correct, and the Vendor does not have any information or knowledge of any facts relating to the Business, the Business Assets, the Vendor or either of the Principals which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from completing the transactions contemplated by this Agreement;

(s) the representations and warranties of the Vendor included in this Agreement are true and correct and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained in such representations and warranties not misleading to a prospective purchaser of the Business and Business Assets;

(t) all financial statements of the Vendor, both audited and unaudited, have been prepared in accordance with generally accepted United States accounting principles consistently applied and present fairly and completely the assets and liabilities, whether accrued, absolute, contingent or otherwise, and the financial condition of the Vendor and the results of the operation of the Business for the periods reported thereby; and the Vendor has disclosed to the Purchaser in writing all material financial information respecting the Vendor, the Business and the Business Assets as at the date of this Agreement;

(u) all outstanding commitments by or on behalf of the Vendor for the purchase of supplies have been made in accordance with established price lists of the Vendor's suppliers or, if otherwise, then in accordance with the Vendor's normal business custom;

(v) the books and records of the Vendor present fairly and completely in all material respects, in accordance with sound accounting practices consistently applied, the matters which such books and records purport to present, and all material financial transactions of the Vendor relating to the Business have been accurately recorded in such books and records;

(w) since the date of the most recent financial statements of the Vendor provided to the Purchaser, there has not been:

     (i) any change, event, or circumstance which would adversely affect the affairs, prospects, operation, or condition of the Business;

     (ii) any loss, damage, or destruction, whether or not covered by insurance, which would adversely affect the affairs, prospects, operations, or condition of the Business; or

     (iii) any increase in the compensation or benefits payable or to become payable to the Vendor to any of its officers, directors, employees, or agents.

8.2 Notwithstanding any investigations or enquiries made by or on behalf of the Purchaser prior to Closing or the waiver of any condition by the Purchaser, the representations and warranties of the Vendor shall survive the Closing and, notwithstanding the closing of the purchase and sale herein provided for, shall continue in full force and effect for the benefit of the Purchaser until the third anniversary of the Closing Date, with the exception that all representations and warranties with respect to tax matters shall continue in full force and effect until the date that is one year after the date on which the last applicable limitation period under the applicable income tax or other tax legislation expires with respect to any taxation year which is relevant in determining any liability under this Agreement with respect to tax matters, and with the further exception that there shall be no limit on the representations and warranties relating to title of the Vendor to the Business Assets.


9.0     REPRESENTATIONS  OF  THE  PURCHASER
        -----------------------------------

9.1 The Purchaser represents and warrants to the Vendor, with the intent that the Vendor shall rely upon such representations and warranties in concluding the transactions contemplated hereby, that:

     (a) the Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada and has the power, authority, and capacity to enter into this Agreement and to carry out its terms; and

     (b) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement constitutes a valid and binding obligation of the Purchaser in accordance with its terms.

9.2 The representations and warranties of the Purchaser shall survive the Closing and, notwithstanding the closing of the purchase and sale herein provided for, shall continue in full force and effect for the benefit of the Vendor until the third anniversary of the Closing Date.


10.     COVENANTS  OF  THE  VENDOR
        --------------------------

10.1     From  the  date  of  this  Agreement  to  the Closing, the Vendor will:

     (a)  not  sell  or  dispose  of  any  of  the  Business  Assets;

     (b) not make or agree to make any payment to pay of the officers, directors, employees, or agents of the Vendor except in the ordinary course of business and at the regular rates of compensation now in effect or at reasonable reimbursement for expenses incurred by such persons in connection with the Business;

     (c) conduct the Business diligently and only in the ordinary course, keep the Business Assets in their present state, and endeavor to preserve the organization of the Business intact and the goodwill of the suppliers and customers and others having business relations with the Vendor relating to the Business;

     (d) maintain insurance coverage of the scope and in the amounts presently held;

     (e) afford the Purchaser and its authorized representatives full access during normal business hours to the Business Assets and without limitation all title documents, abstracts of title, deeds, leases, contracts, books, records, and other such material relating to the Business, and furnish such copies thereof and other information, as the Purchaser may reasonably request; and

     (f) procure and obtain all such consents, approvals, releases, and discharges as may be required to effect the transactions contemplated hereby.

10.2 The Vendor covenants and agrees to indemnify and hold harmless the Purchaser from and against:

     (a) except those which by the terms of this Agreement are to be assumed or paid by the Purchaser, any and all debts, obligations and liabilities, whether accrued, absolute, contingent or otherwise, existing at the time of Closing, respecting the Business or the Business Assets, and the Purchaser may, but will not be bound to, pay or perform same and all moneys so paid by the Purchaser in so doing will constitute indebtedness of the Vendor to the Purchaser which the Purchaser may, but shall not be obligated to set off against obligations of the Purchaser to the Vendor;

     (b) any and all loss, costs, damage or deficiency resulting from any misrepresentation, mis-statement, breach of warranty or the non-fulfillment or breach of any covenant on the part of the Vendor under this Agreement or under any document or instrument delivered in connection with this Agreement; and

     (c) any and all claims, actions, suits, proceedings, demands, assessments, judgments, charges, penalties, costs and expenses, including the full amount of any legal expenses involved to the Purchaser, which arise or are made or claimed against or are suffered or incurred by the Purchaser in respect of any of the foregoing.

10.4 The Vendor will, effective the Closing Date, terminate the employment of all employees of the Business and will on or before the Closing Date pay all wages, salaries, bonuses, benefits, termination or severance pay, holiday pay, and all other compensation and benefits owing to such employees and all remittances payable to governmental and regulatory bodies and under existing plans to which the Vendor is a party, including Medical or Health Plans, and other such remittances, in respect of any period up to and including the Closing Date or which become payable by reason of the purchase and sale contemplated hereby.


11.0     COVENANTS  OF  THE  PURCHASER
         -----------------------------

11.1 From the date of this Agreement to the Closing, the Purchaser will make all reasonable efforts to obtain and procure in cooperation with the Vendor all consents, approvals, releases, and discharges required to effect the transactions contemplated hereby.


12.0     NON-MERGER
         ----------

12.1 The representations, warranties, covenants, and agreements of the Vendor set forth in this Agreement and those contained in the documents and instruments delivered in connection herewith will survive the Closing Date, and notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein, unless such waiver expressly releases the Vendor of such representations, warranty, covenant, or agreement, or any investigation by the Purchaser, will remain in full force and effect.

12.2 The representations, warranties, covenants, and agreements of the Purchaser set forth in this Agreement and those contained in the documents and instruments delivered in connection herewith will survive the Closing Date, and notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein, unless such waiver expressly releases the Purchaser of such representations, warranty, covenant, or agreement, or any investigation by the Vendor, will remain in full force and effect.

13.0     CONDITIONS  PRECEDENT
         ---------------------

13.1 The obligation of the Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following condition precedent at the times stipulated:

     (a) that the representations and warranties of the Vendor contained herein are true and correct on and as at the Closing Date except as may be disclosed in writing to, and approved by, the Purchaser;

     (b) that all covenants, agreements, and obligations hereunder on the part of the Vendor to be performed or complied with at or before the Closing, including in particular the Vendor's obligation to deliver the documents and instruments herein provided for, have been performed and complied with as at the Closing;

     (c) that from the date hereof to the Closing no change, event, or circumstance has occurred which materially adversely affects the Business Assets or the prospects, operation, or condition of the Business, or which, in the reasonable opinion of the Purchaser, significantly reduces the value of the Business or the Business Assets to the Purchaser;

     (d) that from the date hereof to the Closing there has not been any substantial loss, damage, or destruction, whether or not covered by insurance, to any of the Business Assets; and

     (e) the Vendor shall have negotiated an agreement with Biz Capital in form and substance acceptable to the Purchaser pursuant to which the Vendor's indebtedness to Biz Capital is an amount not greater than US$1,600,000, with such sum to be payable over time on terms acceptable to the Purchaser or otherwise satisfied on terms acceptable to the Purchaser;

     (f) no action, suit or proceeding shall have been commenced or shall be pending or threatened against the Vendor;

     (g) the Purchaser shall have received approval of the board of directors of the Purchaser and any required approvals or notices of acceptance or consent from governmental and regulatory authorities, including without limitation securities regulatory authorities and NASDAQ; and

These conditions are for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser in writing at any time.

13.2 The obligation of the Vendor to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions precedent at the times stipulated:

     (a) that the representations and warranties of the Purchaser contained herein are true and correct on and as of the Closing Date except as may be disclosed in writing to, and approved by, the Vendor; and

     (b) that all covenants, agreements, and obligations hereunder on the part of the Purchaser to be performed or complied with at or before the Closing, including in particular the Purchaser's obligation to deliver the documents and instruments herein provided for, have been performed and complied with as at the Closing.

These conditions are for the exclusive benefit of the Vendor and may be waived in whole or in part by the Vendor in writing at any time.


14.0     TRANSACTIONS  OF  THE  VENDOR  AT  THE  CLOSING
         -----------------------------------------------

14.1 At the Closing the Vendor will execute and deliver or cause to be executed and delivered all deeds, conveyances, bills of sale, transfers, assignments, agreements, certificates, documents, and instruments as may be necessary to effectively vest good and marketable title to the Business and the Business Assets in the Purchaser free and clear of any liens, charges, and encumbrances, except as may be otherwise specifically provided herein, and without limiting the foregoing will execute and deliver or cause to be executed and delivered:

     (a)  a  general conveyance and physical delivery of the Business Assets;

     (b) all consents, approvals, releases, and discharges as may be required to effect the transactions contemplated hereby;

     (c) signed letters on the Vendor's letterhead to each of the regular customers of the Business in form and substance acceptable to the Purchaser, acting reasonably, and addressed envelopes directed to such customers;

     (d) a certified copy of a resolution of the Directors of the Vendor duly passed authorizing the execution and delivery of this Agreement and the completion of the transactions contemplated hereby;

     (e) a certified copy of a special resolution of the shareholders of the Vendor duly passed authorizing and approving the sale of the Business and Business Assets as contemplated hereby, or a solicitor's opinion, in form and substance acceptable to the Purchaser, acting reasonably, to the effect that such a resolution is not required for the Vendor to perform its obligations hereunder and to convey title to the Business Assets to the Purchaser;

     (f) a certificate of the secretary of the Vendor and the Principal dated the Closing Date, acceptable in form and content to the solicitors for the Purchaser, certifying that the conditions set out in Section 13.1 have been satisfied;

     (g) for the purpose of subsection 4.1(b) and Section 7.1, an affidavit of one or both of the Principals setting forth the names and addresses of the creditors with respect to the Assumed Indebtedness and the amount of the indebtedness or liability due or payable to each such creditor;

     (h) the favorable legal opinion of the solicitors for the Vendor, in form satisfactory to solicitors for the Purchaser, that all necessary steps and corporate proceedings have been taken by the Vendor to permit the sale of the Business and the Business Assets as contemplated hereby, that this Agreement and all documents and instruments delivered pursuant hereto have been duly and validly authorized, executed, and delivered by the Vendor and will constitute valid and legally binding obligations of the Vendor, and confirming such other matters as the Purchaser's solicitors may reasonably require;

     (i) all such documents and instruments as may be necessary to transfer or assign the Intangible Property; and

     (j) all such other documents and instruments as the Purchaser may, on advice from its solicitors, reasonably require to give effect to the transactions contemplated hereby.


15.0     TRANSACTIONS  OF  THE  PURCHASER  AT  THE  CLOSING
         --------------------------------------------------

15.1     At  the  Closing  the  Purchaser will deliver or cause to be delivered:

     (a) a certified copy of a resolution of the Directors of the Purchaser duly passed authorizing the execution and delivery of this Agreement and the completion of the transactions contemplated hereby;

     (b) a certificate of the secretary of the Purchaser dated the Closing Date, acceptable in form and content to the solicitors for the Vendor, certifying that the conditions precedent set out in Section 13.2 have been satisfied; and

     (c) all such other documents and instruments as the Vendor or its solicitors may reasonably require to give effect to the transactions contemplated hereby.


16.0     TAXES
         -----

16.1 All sales and other transaction taxes payable in connection with the purchase of the Business Assets will be paid by the Purchaser.


17.0     ASSETS  AT  RISK
         ----------------

17.1 From the date of this Agreement to the Closing, the Business Assets will remain at the risk of the Vendor. If any of the Business Assets are lost, damaged, or destroyed before the Closing, the Purchaser may in lieu of terminating this Agreement pursuant to Section 13.1 elect by notice in writing to the Vendor to complete the purchaser to the extent possible, and at the option of the Purchaser, either:

     (a) the Purchaser Price will be reduced by an amount equal to the cost of making good such loss, damage, or destruction; or

     (b) the Vendor will assign and pay over to the Purchaser all insurance moneys payable in respect of such loss, damage or destruction.


18.0     GENERAL  PROVISIONS
         -------------------

18.1 The Vendor warrants to the Purchaser that no agent or other intermediary has been engaged by the Vendor in connection with the purchase and sale herein contemplated.

18.2 Time is of the essence of this Agreement and all transactions contemplated hereby.

18.3 The parties will execute and deliver all such further documents and instruments and do all such further acts and things as may be required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated hereby.

18.4 This Agreement may not be assigned by either party without the prior written consent of the other party.

18.5 This Agreement will endure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

18.6 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one instrument.

18.7 Any notice required or permitted to be given under this Agreement will be in writing and may be given by personal service or by telex or telecopy, and addressed to the proper party at the address stated below:

     (a)     if  to  the  Vendor:

             P.O. Box 9112, Mandeville,  LA 70470 (Telecopier No.  504-727-9825)

     (b)     if  to  the  Purchaser:

             1027 South Rainbow Blvd., Unit 630F, Las Vegas, NV 89541
             (Telecopier   No.  604-606-2040)

18.8 The Schedules attached are incorporated into this Agreement and form a part hereof. All terms defined in the body of this Agreement will have the same meaning in the Schedules.

18.9 This Agreement is dated for reference April 30, 2002, but will become binding as of the date of execution and delivery by all parties.

18.10 The terms "this Agreement", "hereof", "herein", "hereby", "hereto", and similar terms refer to this Agreement and not to any particular section, paragraph, or other part of this Agreement. References to particular sections or subsections are to sections or subsections of this Agreement unless another document is specified.

18.11 The headings appearing in this Agreement are for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement.

18.12 This Agreement will be governed by and construed in accordance with the laws of Nevada.


IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the day and year first above written.

RX  TECHNOLOGY,  INC.  and
RX  TECHNOLOGY  HOLDINGS,  INC.
Per:


/s/ Donald Rex Gay
Authorized  Signatory                               c/s



GRAVITAS DIGITAL COMMUNICATIONS, INC.
Per:


/s/ Kevin Hayden
Authorized  Signatory                                c/s

                                LIST OF SCHEDULES
                                -----------------